UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 2, 2004

QUANTA CAPITAL HOLDINGS LTD.
(Exact name of registrant as specified in its charter)

Commission File Number: 000-50885

Bermuda	N/A
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1 Victoria Street, Fourth Floor
Hamilton HM11
Bermuda
(Address of principal executive offices and zip code)

441-294-6350
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 12.    Results of Operations and Financial Conditions.

The information in this Form 8-K and the Exhibits attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

On November 2, 2004, the Registrant issued a press release and on November 3, 2004, held an earnings conference call to discuss its results of operations for the nine and three months ended September 30, 2004. A copy of the press release, a transcript of the conference call and certain supplemental historical financial information regarding tangible book equity is furnished with this Form 8-K as Exhibits 99.1, 99.2 and 99.3.

Exhibit Index

Exhibit Number	Description
99.1	Press release dated November 2, 2004
99.2	Transcript of conference call conducted by Registrant on November 3, 2004
99.3	Supplemental financial information

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Quanta Capital Holdings Ltd.

Date: November 4, 2004	/s/ Tobey J. Russ
Tobey J. Russ Chief Executive Officer

Index to Exhibits

Exhibit Number	Description
99.1	Press release dated November 2, 2004
99.2	Transcript of conference call conducted by Registrant on November 3, 2004
99.3	Supplemental financial information